                                                                   Exhibit 10.35

                                                            Contract #: 800286R1

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS

      This Service Agreement, made and entered into this 29TH day of October, 1999, by and between TEXAS EASTERN TRANSMISSION CORPORATION, a Delaware Corporation (herein called "Pipeline") and BOSTON GAS COMPANY (herein called "Customer", whether one or more),

                              W I T N E S S E T H:

      WHEREAS, Customer and Pipeline are parties to an executed service agreement dated June 21, 1996 under Pipeline's Rate Schedule CDS (Pipeline's Contract No. 800286R); and

      WHEREAS, Pipeline and Customer desire to enter into this Service Agreement to supersede Pipeline's currently effective Contract No. 800286R;

      NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties do covenant and agree as follows:

                                    ARTICLE I

                               SCOPE OF AGREEMENT

      Subject to the terms, conditions and limitations hereof, of Pipeline's Rate Schedule CDS, and of the General Terms and Conditions, transportation service hereunder will be firm. Subject to the terms, conditions and limitations hereof and of Sections 2.3 and 2.4 of Pipeline's Rate Schedule CDS, Pipeline shall deliver to those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Delivery), for Customer's account, as requested for any day, natural gas quantities up to Customer's MDQ. Customer's MDQ is as follows:

                     Maximum Daily Quantity (MDQ) 32,616 dth

      provided, however, subject to Pipeline's receipt of one (1) year prior written notice Customer shall have a one time election to reduce to 18,591 dth the MDQ of this Service Agreement with such reduction to be effective on November 1, 2005.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

      Subject to variances as may be permitted by Sections 2.4 of Rate Schedule CDS or the General Terms and Conditions, Customer shall deliver to Pipeline and Pipeline shall receive, for Customer's account, at those points on Pipeline's system as specified in Article IV herein or available to Customer pursuant to
Section 14 of the General Terms and Conditions (hereinafter referred to as Point(s) of Receipt) daily quantities of gas equal to the daily quantities delivered to Customer pursuant to this Service Agreement up to Customer's MDQ, plus Applicable Shrinkage as specified in the General Terms and Conditions.

      Pipeline shall not be obligated to, but may at its discretion, receive at any Point of Receipt on any day a quantity of gas in excess of the applicable Maximum Daily Receipt Obligation (MDRO), plus Applicable Shrinkage, but shall not receive in the aggregate at all Points of Receipt on any day a quantity of gas in excess of the applicable MDQ, plus Applicable Shrinkage. Pipeline shall not be obligated to, but may at its discretion, deliver at any Point of Delivery on any day a quantity of gas in excess of the applicable Maximum Daily Delivery Obligation (MDDO), but shall not deliver in the aggregate at all Points of Delivery on any day a quantity of gas in excess of the MDQ.

      In addition to the MDQ and subject to the terms, conditions and limitations hereof, Rate Schedule CDS and the General Terms and Conditions, Pipeline shall deliver within the Access Area under this and all other service agreements under Rate Schedules CDS, FT-1, and/or SCT, quantities up to Customer's Operational Segment Capacity Entitlements, excluding those Operational Segment Capacity Entitlements scheduled to meet Customer's MDQ, for Customer's account, as requested on any day.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

                                   ARTICLE II

                                TERM OF AGREEMENT

      The term of this Service Agreement shall commence on the later of November 1, 1999, or the in-service date of the facilities authorized by the Commission in Docket No. CP99-113-OOO, and shall continue in effect for a term ending and including October 31, 2006, and shall remain in force from year to year thereafter unless this Service Agreement is terminated as hereinafter provided. This Service Agreement may be terminated by either Pipeline or Customer upon one
(1) year prior written notice to the other specifying a termination date of October 31, 2006, or any October 31 thereafter. Subject to Section 22 of Pipeline's General Terms and Conditions and without prejudice to such rights, this Service Agreement may be terminated at any time by Pipeline in the event Customer fails to pay part or all of the amount of any bill for service hereunder and such failure continues for thirty (30) days after payment is due; provided, Pipeline gives thirty (30) days prior written notice to Customer of such termination and provided further such termination shall not be effective if, prior to the date of termination, Customer either pays such outstanding bill or furnishes a good and sufficient surety bond guaranteeing payment to Pipeline of such outstanding bill.

      THE TERMINATION OF THIS SERVICE AGREEMENT WITH A FIXED CONTRACT TERM OR THE PROVISION OF A TERMINATION NOTICE BY CUSTOMER TRIGGERS PREGRANTED ABANDONMENT UNDER SECTION 7 OF THE NATURAL GAS ACT AS OF THE EFFECTIVE DATE OF THE TERMINATION. PROVISION OF A TERMINATION NOTICE BY PIPELINE ALSO TRIGGERS CUSTOMER'S RIGHT OF FIRST REFUSAL UNDER SECTION 3.13 OF THE GENERAL TERMS AND CONDITIONS ON THE EFFECTIVE DATE OF THE TERMINATION.

      Any portions of this Service Agreement necessary to correct or cash-out imbalances under this Service Agreement as required by the General Terms and Conditions of Pipeline's FERC Gas Tariff, Volume No. 1, shall survive the other parts of this Service Agreement until such time as such balancing has been accomplished.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

                                   ARTICLE III

                                  RATE SCHEDULE

      This Service Agreement in all respects shall be and remain subject to the applicable provisions of Rate Schedule CDS and of the General Terms and Conditions of Pipeline's FERC Gas Tariff on file with the Federal Energy Regulatory Commission, all of which are by this reference made a part hereof.

      Customer shall pay Pipeline, for all services rendered hereunder and for the availability of such service in the period stated, the applicable prices established under Pipeline's Rate Schedule CDS as filed with the Federal Energy Regulatory Commission, and as same may hereafter be legally amended or superseded.

      Customer agrees that Pipeline shall have the unilateral right to file with the appropriate regulatory authority and make changes effective in (a) the rates and charges applicable to service pursuant to Pipeline's Rate Schedule CDS, (b) Pipeline's Rate Schedule CDS pursuant to which service hereunder is rendered or
(c) any provision of the General Terms and Conditions applicable to Rate Schedule CDS. Notwithstanding the foregoing, Customer does not agree that Pipeline shall have the unilateral right without the consent of Customer subsequent to the execution of this Service Agreement and Pipeline shall not have the right during the effectiveness of this Service Agreement to make any filings pursuant to Section 4 of the Natural Gas Act to change the MDQ specified in Article I, to change the term of the agreement as specified in Article II, to change Point(s) of Receipt specified in Article IV, to change the Point(s) of Delivery specified in Article IV, or to change the firm character of the service hereunder. Pipeline agrees that Customer may protest or contest the aforementioned filings, and Customer does not waive any rights it may have with respect to such filings.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

                                   ARTICLE IV

                  POINT(S) OF RECEIPT AND POINT(S) OF DELIVERY

      The Point(s) of Receipt and Point(s) of Delivery at which Pipeline shall receive and deliver gas, respectively, shall be specified in Exhibit(s) A and B of the executed service agreement. Customer's Zone Boundary Entry Quantity and Zone Boundary Exit Quantity for each of Pipeline's zones shall be specified in Exhibit C of the executed service agreement.

      Exhibit(s) A, B and C are hereby incorporated as part of this Service Agreement for all intents and purposes as if fully copied and set forth herein at length.

                                    ARTICLE V

                                     QUALITY

      All natural gas tendered to Pipeline for Customer's account shall conform to the quality specifications set forth in Section 5 of Pipeline's General Terms and Conditions. Customer agrees that in the event Customer tenders for service hereunder and Pipeline agrees to accept natural gas which does not comply with Pipeline's quality specifications, as expressly provided for in Section 5 of Pipeline's General Terms and Conditions, Customer shall pay all costs associated with processing of such gas as necessary to comply with such quality specifications. Customer shall execute or cause its supplier to execute, if such supplier has retained processing rights to the gas delivered to Customer, the appropriate agreements prior to the commencement of service for the transportation and processing of any liquefiable hydrocarbons and any PVR quantities associated with the processing of gas received by Pipeline at the Point(s) of Receipt under such Customer's service agreement. In addition, subject to the execution of appropriate agreements, Pipeline is willing to transport liquids associated with the gas produced and tendered for transportation hereunder.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

                                   ARTICLE VI

                                    ADDRESSES

      Except as herein otherwise provided or as provided in the General Terms and Conditions of Pipeline's FERC Gas Tariff, any notice, request, demand, statement, bill or payment provided for in this Service Agreement, or any notice which any party may desire to give to the other, shall be in writing and shall be considered as duly delivered when mailed by registered, certified, or regular mail to the post office address of the parties hereto, as the case may be, as follows:

      (a)  Pipeline:      TEXAS EASTERN TRANSMISSION CORPORATION
                          5400 Westheimer Court
                          Houston, TX 77056-5310

      (b)  Customer:      BOSTON GAS COMPANY
                          One Beacon Street
                          Boston, MA 02108

or such other address as either party shall designate by formal written notice.

                                   ARTICLE VII

                                   ASSIGNMENTS

      Any Company which shall succeed by purchase, merger, or consolidation to the properties, substantially as an entirety, of Customer, or of Pipeline, as the case may be, shall be entitled to the rights and shall be subject to the obligations of its predecessor in title under this Service Agreement; and either Customer or Pipeline may assign or pledge this Service Agreement under the provisions of any mortgage, deed of trust, indenture, bank credit agreement, assignment, receivable sale, or similar instrument which it has executed or may execute hereafter; otherwise, neither Customer nor Pipeline shall assign this Service Agreement or any of its rights hereunder unless it first shall have obtained the consent thereto in writing of the other; provided further, however, that neither Customer nor Pipeline shall be released from its obligations hereunder without the consent of the other. In addition, Customer may assign its rights to capacity pursuant to Section 3.14 of the General Terms and Conditions. To

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

the extent Customer so desires, when it releases capacity pursuant to Section
3.14 of the General Terms and Conditions, Customer may require privity between Customer and the Replacement Customer, as further provided in the applicable Capacity Release Umbrella Agreement.

                                  ARTICLE VIII

                                 INTERPRETATION

      The interpretation and performance of this Service Agreement shall be in accordance with the laws of the State of Texas without recourse to the law governing conflict of laws.

      This Service Agreement and the obligations of the parties are subject to all present and future valid laws with respect to the subject matter, State and Federal, and to all valid present and future orders, rules, and regulations of duly constituted authorities having jurisdiction.

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

                                   ARTICLE IX

                        CANCELLATION OF PRIOR CONTRACT(S)

      This Service Agreement supersedes and cancels, as of the effective date of this Service Agreement, the contract(s) between the parties hereto as described below:

      service agreement dated June 21, 1996 between Pipeline and Customer under Pipeline's Rate Schedule CDS (Pipeline's Contract No. 800286R).

                                SERVICE AGREEMENT
                              FOR RATE SCHEDULE CDS
                                   (Continued)

      IN WITNESS WHEREOF, the parties hereto have caused this Service Agreement to be signed by their respective Presidents, Vice Presidents or other duly authorized agents and their respective corporate seals to be hereto affixed and attested by their respective Secretaries or Assistant Secretaries, the day and year first above written.

                          TEXAS EASTERN TRANSMISSION CORPORATION

                          By ___________________________________
                                                          /s/ PMT (initials)


ATTEST:

____________________


                         BOSTON GAS COMPANY

                         By /s/ William R. Luthern
                           -------------------------------------


ATTEST:

/s/ [Illegible]
--------------------

                                                              Contract #800286R1

                         EXHIBIT A, TRANSPORTATION PATHS
                      FOR BILLING PURPOSES, DATED 10/29/99
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
           BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline")
                      AND BOSTON GAS COMPANY ("Customer"),
                                 DATED 10/29/99:

(1)   Customer's firm Point(s) of Receipt:

                            Maximum Daily
                               Receipt
   Point                      Obligation
     of                    (plus Applicable    Measurement
  Receipt    Description      Shrinkage      Responsibilities   Owner  Operator
  -------    -----------   ----------------  ----------------   -----  --------

   None

(2) Customer shall have Pipeline's Master Receipt Point List ("MRPL"). Customer hereby agrees that Pipeline's MRPL as revised and published by Pipeline from time to time is incorporated herein by reference.

Customer hereby agrees to comply with the Receipt Pressure Obligation as set forth in Section 6 of Pipeline's General Terms and Conditions at such Point(s) of Receipt.

                                             Transportation
          Transportation Path            Path Quantity (Dth/D)
          -------------------            ---------------------

          M1 to M3                               32,616

SIGNED FOR IDENTIFICATION

PIPELINE:                               /s/ JMM (Initials)
          ------------------------------

CUSTOMER: /s/ W. R. Luthern
          ------------------------------

SUPERSEDES EXHIBIT A DATED: ____________

                             /s/ ED (Initials)

                                                              Contract #800286R1

                 EXHIBIT B, POINT(S) OF DELIVERY, DATED 10/29/99
                TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
        BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("Pipeline"), AND
                        BOSTON GAS COMPANY ("Customer"),
                                 DATED 10/29/99:

                                                       Maximum
   Point                                               Daily             Delivery
   of                                                  Delivery          Pressure          Measurement
   Delivery         Description                        Obligation        Obligation        Responsibilities  Owner       Operator
   --------         -----------                        ----------        ----------        ----------------  -----       --------
                                                       (dth)
1. 70087            ALGONQUIN - LAMBERTVILLE,               32,616       AS REQUESTED      TX EAST           TX EAST     ALGONQUIN
                    NJ HUNTERDON CO., NJ                                 BY CUSTOMER,      TRAN              TRAN
                                                                         NOT TO
                                                                         EXCEED 750
                                                                         PSIG

2. 71078            ALGONQUIN - HANOVER, NJ                 32,616       AS REQUESTED      TX EAST           TX EAST     ALGONQUIN
                    MORRIS CO., NJ                                       BY CUSTOMER,      TRAN              TRAN
                                                                         NOT TO
                                                                         EXCEED 750
                                                                         PSIG

3. 79513            SS-1 STORAGE POINT                      25,382       N/A               N/A               N/A         N/A
                                                         04/01-10/31
                                                            25,382
                                                         11/01-03/31

4. 79818            AGT-BOSTON GAS - FOR                         0       N/A               N/A               N/A         N/A
                    NOMINATION PURPOSES

provided, however, that until changed by a subsequent Agreement between Pipeline and Customer, Pipeline's aggregate maximum daily delivery obligations at each of the Points of Delivery described above, including Pipeline's maximum daily delivery obligation under this and all other firm Service Agreements existing between Pipeline and Customer, shall in no event exceed the following:

                                                            Contract #: 800286R1

                               BOSTON GAS COMPANY

                                          AGGREGATE MAXIMUM DAILY
               POINT OF DELIVERY         DELIVERY OBLIGATION (DTH)
               -----------------         -------------------------

                    No. 1                         177,070
                    No. 2                          66,560
                    No. 3                          25,382

SIGNED FOR IDENTIFICATION

PIPELINE:                               /s/ JMM (Initials)
          ------------------------------

CUSTOMER: /s/ W. R. Luthern
          ------------------------------

SUPERSEDES EXHIBIT A DATED: ____________

                             /s/ ED (Initials)

                                                              Contract #800286R1

    EXHIBIT C, ZONE BOUNDARY ENTRY QUANTITY AND ZONE BOUNDARY EXIT QUANTITY,
        DATED 10/29/99, TO THE SERVICE AGREEMENT UNDER RATE SCHEDULE CDS
         BETWEEN TEXAS EASTERN TRANSMISSION CORPORATION ("PIPELINE") AND
                BOSTON GAS COMPANY ("CUSTOMER"), DATED 10/29/99:

                          ZONE BOUNDARY ENTRY QUANTITY
                                      Dth/D

                                       To
                                       --

====================================================================================================================
FROM    STX   ETX   WLA   ELA    Ml-24    Ml-30   Ml-TXG   Ml-TGC    M2-24    M2-30    M2-TXG    M2-TGC    M2    M3
--------------------------------------------------------------------------------------------------------------------
STX
--------------------------------------------------------------------------------------------------------------------
ETX                              4284             1400
--------------------------------------------------------------------------------------------------------------------
WLA                                                 39
--------------------------------------------------------------------------------------------------------------------
ELA                                       27422
--------------------------------------------------------------------------------------------------------------------
M1-24                                                                4284
--------------------------------------------------------------------------------------------------------------------
M1-30                                                                         27422
--------------------------------------------------------------------------------------------------------------------
M1-TXG                                                                                 1439
--------------------------------------------------------------------------------------------------------------------
M1-TGC
--------------------------------------------------------------------------------------------------------------------
M2-24
--------------------------------------------------------------------------------------------------------------------
M2-30
--------------------------------------------------------------------------------------------------------------------
M2-TXG
--------------------------------------------------------------------------------------------------------------------
M2-TGC
--------------------------------------------------------------------------------------------------------------------
M2                                                                                                             32616
--------------------------------------------------------------------------------------------------------------------
M3
====================================================================================================================

                                                              Contract #800286R1

                               BOSTON GAS COMPANY
                           ZONE BOUNDARY EXIT QUANTITY
                                      Dth/D

                                       To
                                       --

====================================================================================================================
FROM    STX   ETX   WLA   ELA    Ml-24    Ml-30   Ml-TXG   Ml-TGC    M2-24    M2-30    M2-TXG    M2-TGC    M2    M3
--------------------------------------------------------------------------------------------------------------------
STX
--------------------------------------------------------------------------------------------------------------------
ETX
--------------------------------------------------------------------------------------------------------------------
WLA
--------------------------------------------------------------------------------------------------------------------
ELA
--------------------------------------------------------------------------------------------------------------------
M1-24                                                                4284
--------------------------------------------------------------------------------------------------------------------
M1-30                                                                         27422
--------------------------------------------------------------------------------------------------------------------
M1-TXG                                                                                 1439
--------------------------------------------------------------------------------------------------------------------
M1-TGC
--------------------------------------------------------------------------------------------------------------------
M2-24
--------------------------------------------------------------------------------------------------------------------
M2-30
--------------------------------------------------------------------------------------------------------------------
M2-TXG
--------------------------------------------------------------------------------------------------------------------
M2-TGC
--------------------------------------------------------------------------------------------------------------------
M2                                                                                                             32616
--------------------------------------------------------------------------------------------------------------------
M3
====================================================================================================================

SIGNED FOR IDENTIFICATION

PIPELINE:                               /s/ JMM (Initials)
          ------------------------------

CUSTOMER: /s/ W. R. Luthern
          ------------------------------

SUPERCEDES EXHIBIT C DATED: ____________

                             /s/ ED (Initials)


                                      C-2